Vector Variable Annuity
Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account C

Supplement dated July 2, 2009,
to Prospectuses Dated May 1, 2009 previously supplemented on May 18, 2009.

This supplement will alter the prospectuses listed above in the following manner:

Due to technical difficulties the Chariot Absolute Return Currency Portfolio will be available on or about July 15, 2009.